Filed by GEMSTAR-TV GUIDE INTERNATIONAL, INC.
Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Companies: MACROVISION CORPORATION, File #000-22023
and GEMSTAR-TV GUIDE INTERNATIONAL, INC., File #0-24218

macrovision®

Agrees to Acquire

GEMSTAR TV GUIDE

Enabling Digital Home Entertainment

Forward Looking Statement

Statements contained in this document regarding the consummation and potential timing and benefits of the pending acquisition are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to: failure to satisfy any of the conditions to complete the acquisition, inability to successfully integrate the businesses and operations of Macrovision and Gemstar-TV Guide, failure to achieve anticipated benefits and cost savings, failure to obtain financing to complete the transaction, and the increased leverage of the combined business, as well as the risk factors relating to each business as disclosed in Macrovision's and Gemstar-TV Guide's respective filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Except as required by law, Macrovision and Gemstar-TV Guide undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information

MACROVISION AND GEMSTAR-TV GUIDE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain a free copy of the joint proxy statement/prospectus and registration statement (when available), as well as other documents filed by Macrovision and Gemstar-TV Guide with the Securities and Exchange Commission, at the Securities and Exchange Commission's Web site at http://www.sec.gov. Stockholders may also obtain a free copy of the joint proxy statement/prospectus and registration statement and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus directly from Macrovision by directing a request to Macrovision Investor Relations at 408-969-5475 and directly from Gemstar-TV Guide by directing a request to Gemstar-TV Guide Investor Relations at 323-817-4600.

Each company's directors and executive officers and other persons may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Macrovision's directors and officers can be found in its proxy statement filed with the Securities and Exchange Commission on March 20, 2007 and information regarding Gemstar-TV Guide's directors and officers can be found in its proxy statement filed with the Securities and Exchange Commission on April 10, 2007. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Agenda

- Overview
- Market Dynamics
- Vision
- Strategic Rationale
- Attractive Growth Opportunities
- Financial Highlights
- Business Highlights: Macrovision and Gemstar-TV Guide

Combined Company Focus

Overview

- Digital Media Infrastructure Leaders to Combine
  - Gemstar-TV Guide – leader in video guidance and entertainment
    - IPGs operating in 24M North American households
      - 13M using i-Guide or Passport, 11M using Guideworks i-Guide
    - Over 25 million CE IPGs shipped worldwide to-date
    - Products and Services reach over 73 million unique consumers per week
  - Macrovision – leader in content security, management, and recognition
    - Technology on over 9B DVDs, over 500M devices, over 500M PC's
- Empowering our customers to enable consumers to enjoy digital media on their terms
  - Content owners seeking to securely distribute media amid shift from analog to digital
  - Distribution channels seeking to reduce churn in converged world through enhanced services
  - Device manufacturers seeking independent third party software

Discover, acquire, manage and enjoy digital content across platforms and channels

Key Combined Company Highlights

Overview

- Poised for opportunities across evolving digital media value chain
  - Leading IP licensing technology provider
    - Approximately 450 U.S. and 1,900 international patents at closing
    - Proprietary databases of music, movies, TV, and games metadata
      - Gemstar - 1M TV series episodes, 190K movies
      - Macrovision (AMG[1]) - 11M songs, 1M albums, 500K cover images
  - Core technologies include protection, distribution, and enhancement
    - Industry standard technologies include BD+, ACP
    - Leadership position in IPG's
    - DLNA standards-based connected platform
  - Customer footprint extends across the content value chain
    - Movie studios, system operators, Internet content distributors, device manufacturers
- Compelling financial model
  - High growth, margins, & visibility with strong cash flows
    - Target model - 10-15% revenue CAGR, 40% EBITDA margin, $200M+ operating cash flow
- CEO and CFO to remain Fred Amoroso and James Budge, respectively

[1] Subject to close of AMG transaction.

Transaction Summary and Timeline

Overview

- Total Consideration – approximately $2.8 billion or $6.35/share
  - 19% premium to July 9th unaffected Gemstar share price of $5.34
  - 27% premium to Gemstar's last 10 day closing avg. price of $5.01 prior to and including July 9th
- Cash/Stock Mix - 56% ($1.6B) Cash / 44% ($1.2B) stock (tax-deferred basis)
  - New holding company will be established containing both Macrovision and Gemstar
    - Each MVSN share will convert into one share of Newco
    - Each GMST share will convert based on cash/stock election to either
      - $6.35/share in cash or 0.2548 shares of Newco for each GMST share (fixed exchange ratio)
      - In case of oversubscription, funds distributed pro rata
- Newco to apply to continue to be listed on NASDAQ Global Select Market
- Pro Forma ownership following close - Macrovision stockholders (53%)/Gemstar (47%)
  - News Corporation (41% holder of GMST), has agreed to vote in favor of transaction
- Financing - Macrovision to raise $800 million of new debt to finance the acquisition
  - Committed financing provided by JP Morgan and Merrill Lynch
    - $650M Term Loan B/$150M High Yield
- Timing - Expected closing by early second quarter, 2008
  - Financing marketing process and stockholder proxy solicitation in Q1, 2008

Market Transformation

Vision



Convergence
Digital TV / HD
Physical to Digital
Broadband
2000
2010
2020

- 89 million DTVs by 2011, a 12.1% annual compound increase[1]
- Online movie revenues will reach $1.8B by 2011[2]
- Americans viewed more than 8.3 billion online video streams in May[3]

[1] U&S Industry Research & Estimates
[2] Diffusion Group, Jan 2007
[3] ComScore

The digital home is undergoing one of the the largest transformations since the introduction of the TV

Growing Demand for Digital Products and Services

Vision

Global Digital TV Subscribers


Global Digital TV Subscribers (mm)
500
400
300
200
100
0
CAGR = 18.0%
178
219
266
314
362
407
2006
2007
2008
2009
2010
2011

Source: Yankee Group Research, July 2007

Global CE Shipments[1]


Units (mm)
140
120
100
80
60
40
20
0
CAGR = 8.1%
87.6
96.7
104.1
112.2
119.6
2007
2008
2009
2010
2011

Source: Gemstar-TV Guide industry reports

1. Includes TVs (excluding CRT) and digital recorders

Global Mobile Video Subscribers


Global Mobile TV and Video Subscribers (mm)
200
175
150
125
100
75
50
25
0
CAGR = 66.3%
15
30
58
98
145
187
2006
2007
2008
2009
2010
2011

Source: iSuppli, Q2, 2007

Global Broadband Subscribers


Global Broadband Subscribers (mm)
500
400
300
200
100
0
CAGR = 12.5%
249
301
347
386
421
450
2006
2007
2008
2009
2010
2011

Source: Yankee Group Research, July 2007

Transformation Affecting Our Customers

Market Dynamics

- Content owners
  - Increasing demand for security and protection
  - Seeking digital distribution solutions


HOLLYWOOD

- Distribution Channels
  - Need to reduce churn through enhanced consumer experience
    - Converged services driving heightened competition
  - Guidance is mission critical to the distributor's end user



- Device Manufacturers
  - Need 3rd party software/services to improve experience, reduce time-to-market
    - Global competition from low cost OEM/ODM commoditizing market
    - End-to-end providers, e.g., Apple, taking share from incumbents
  - Desire an ongoing revenue relationship with customer and differentiation



- Consumers
  - Many silos of content users want to consume throughout their personal network
    - Broadcast TV, PVR, music, photos, video downloads, etc.
  - Demand for open systems



An Open, Secure, Connected, Digital Media Platform is Required

The Vision

- Become a leading independent enabler of the digital home media experience and enhance the end user entertainment experience
- Provide open infrastructure for content producers, distributors, and device manufacturers to protect, enable and distribute content
- Empower consumers to discover, acquire, manage and enjoy content
- Combination of MVSN and GMST results in unique set of solutions


Coming Attractions
Just In
Live
Favorites
Recommended
7pm
NBC
15:15
77°
AEON FLUX
Store Quality Prints
WOLF CAMERA
1 HOUR

Focused on Consumer Experience

Vision


Discover
Metadata
Guidance
Advertising
Catalog
Acquire
Billing
Payments
Subscription
Manage
Organize
Move around
Archive
Enjoy
Watch
Interact
Share
Community

Delivering the Platform our Partners Require to Satisfy Consumer Demands

Complementary Technologies

Strategic Rationale

Content Producers

- BD+
- RipGuard
- ACP
- RightAccess
- RightCommerce
- IPG
- My TV Guide Services
- TV Guide Magazine
- Data Services

Distribution Channels

- AMG Data Services[1]
- SafeDisc
- ActiveMark
- ActiveSTORE
- Consumer Sites
- TV Guide Entertainment Network
- TV Guide SPOT/Broadband
- Online Networks
- MyTVGuide Services
- Data Services

Consumer Devices

- BD+
- Connected Platform (Formerly Mediabolic)
- Tapestry[1]
- Lasso[1]
- AMG Data Services[1]
- ACP
- iGuide
- G-Guide
- Guide+
- Passport
- VCR+
- Data Services



[1] Subject to close of AMG transaction

Synergistic Value Propositions

Strategic Rationale

Content Publishers	Distribution Channels: System Operators	Distribution Channels: Service Providers	CE Manufacturers (STB /PC / Mobile …)
• Content protection solutions • B2C distribution capabilities	• Increase revenue generating services offered to customers • Drive STB usage, increasing ad revenue • Offer customers a richer media experience; reduce churn	• Access to new installed base by integrating with our CE solution • Offer their customers a richer end user experience	• Increase value per device • Create ongoing revenue relationship with their customers • Reduce time to market with competitive services • Compete with closed competitors, without having to recreate the ecosystem • Offer their customers a richer media experience


Acquire
Manage
Discover
Enjoy
Rich consumer experience:

Creating Digital Media Push/Pull Effect

Strategic Rationale


Content Producers
Distribution Channels
Consumer Devices
Disney
CBS
abc
FOX
NBC
BEST BUY[1]
YAHOO!
verizon
AOL
BORDERS[1]
amazon.com[1]
BARNES&NOBLE[1]
comcast
ECHOSTAR
TIME WARNER CABLE
DIRECTV
SKY
PHILIPS
DELL
SONY
Scientific Atlanta
MOTOROLA
CISCO
MITSUBISHI ELECTRIC
Microsoft
Panasonic
SHARP
SAMSUNG
RCA THOMSON
Pioneer
TiVo
LG
TOSHIBA

- Consumers influence content, which influences distribution channels and devices
  - All constituents affect each other
- Macrovision/Gemstar-TV Guide touches the key constituents in the value chain
  - Technologies reside on the content and in the network and devices
  - By positively influencing the way consumers interact with media, we can increase stickiness

[1] *Subject to close of AMG transaction*

Market Opportunity

Strategic Rationale

Device Manufacturers



Revenue Model

- Software/service/IP License
- Per unit royalties

Opportunity

- Annual TAM per device - $1-$2B (500 Million units)*
- License/Services Annual TAM - $1B+*
- Annual Digital Video TAM - $1B-$2B**
- Annual Other Services TAM - $20B+*

Distribution Channels: System Operators



Revenue Model

- Revenue share
- Software/IP licensing

Opportunity

- Internet Ad Annual TAM - $78B (2011)**
- TV Ads Annual TAM - $143B (2011)**
- IP Licensing - $500M+***

Distribution Channels: Service Providers



Revenue Model

- Revenue share
- Service placement
- Ad supported content

Opportunity

- Meta data - $100-$300M *
- IP Licensing - $500M+***

**Macrovision management calculations*
*** PWC 2007 Global Entertainment Media Outlook*
**** GMST mgmt estimates*

Attractive Growth Opportunities

Connected Cross Platform

- Integrated and connected cross platform solutions for guidance and media interaction



Television
PC
STB/DVR
Mobile

Connected Services

- MyTVGuide Services
  - Advertising, recommendations, personalization, measurement, etc.
- Growing advertising opportunity
- Device registration
- Partners



International

- Growing EMEA patent portfolio
- Growth in new devices and digital adoption internationally

Data Services

- Expand emerging TV Data licensing business
- Integrate data across multiple media types

Key Pro Forma Financial Metrics

Financials

- Target annual revenue growth rate: 10-15%
- Target Non-GAAP[1] EBITDA margin: 40%
- Strong operating cash flow generation ($200M+)
  - Debt repayment forecasted in 3-4 years
- Predictable revenue streams
  - Predominantly royalty-based, recurring revenue streams
    - Driven by growth in shipments of media & devices
- Significant leverage in operating model
  - Low variable costs
- Diversified market, customer and technology footprint
  - Major customers include venerable companies
    - Service providers, device manufacturers, movie studios
  - Low customer concentration
- Upside potential through strategic alternatives

[1] Non GAAP primarily excludes non cash charges for intangible amortization and stock based compensation

Standalone Macrovision GAAP Financials

Financials

	FY '05	FY '06	FY '07 YTD[1]
Revenues	$203M	$248M	$199M
GAAP Gross Margin	83%	78%	78%
GAAP Operating Margin	21%	14%	9%
GAAP EPS	$0.43	$0.63	$0.41

[1] FY '07 YTD as of September 30, 2007

Standalone Macrovision Non-GAAP Financials

Financials

	FY '05	FY '06	FY '07 YTD[1]	FY '07 Estimates[2]
Revenues	$203M	$248M	$199M	$283M
Non GAAP[3] Gross Margin	89%	84%	84%	83-85%
Non GAAP[3] Operating Margin	28%	28%	27%	27-29%
Non GAAP[3] EPS	$0.87	$1.17	$0.94	$1.41-$1.46
Operating Cash per Share	$1.07	$1.71	$1.06	Not provided

[1] FY '07 YTD as of September 30, 2007

[2] FY '07 estimates provided during November 6, 2007 conference call

[3] Non GAAP primarily excludes non cash charges for intangible amortization and stock based compensation

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision's management evaluates those operations. Non-GAAP Gross Margin and Non-GAAP Operating Margin are supplemental measures of Macrovision's performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effect of amortization of intangibles from acquisitions, restructuring and other costs, and equity-based compensation charges that are required to be recorded under GAAP, but that Macrovision believes are not indicative of Macrovision's core operating results or that are expected to be incurred over a limited period of time. In accordance with Regulation G, a presentation of the most directly comparable GAAP measures is contained on the next slide. Further discussion of the use of non-GAAP financial measures is presented in Macrovision's press release furnished on Form 8-K filed on November 6, 2007.

Macrovision GAAP to Non-GAAP Reconciliation

Financials

	GAAP Gross Margin	Amortization of Intangibles	Equity-based Compensation	In-process research and development	Restructuring and Impairment Charges	Income Tax Effect of Non-GAAP Adjustment	Non-GAAP Gross Margin
FY '05	83%	6%	0%	0%	0%	0%	89%
FY '06	78%	5%	1%	0%	0%	0%	84%
FY '07 YTD	78%	5%	1%	0%	0%	0%	84%

	GAAP Operating Margin	Amortization of Intangibles	Equity-based Compensation	In-process research and development	Restructuring and Impairment Charges	Income Tax Effect of Non-GAAP Adjustment	Non-GAAP Operating Income
FY '05	21%	6%	0%	0%	1%	0%	28%
FY '06	14%	5%	9%	0%	0%	0%	28%
FY '07 YTD	9%	5%	6%	0%	7%	0%	27%

	GAAP EPS	Amortization of Intangibles	Equity-based Compensation	In-process research and development	Restructuring and Impairment Charges	Income Tax Effect of Non-GAAP Adjustment	Non-GAAP EPS
FY '05	$ 0.43	$ 0.23	$ 0.01	$ 0.01	$ 0.16	$ 0.03	$ 0.87
FY '06	$ 0.63	$ 0.26	$ 0.42	$ -	$ -	$ (0.14)	$ 1.17
FY '07 YTD	$ 0.41	$ 0.21	$ 0.21	$ -	$ 0.24	$ (0.13)	$ 0.94

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision's management evaluates those operations. Non-GAAP Gross Margin and Non-GAAP Operating Margin are supplemental measures of Macrovision's performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effect of amortization of intangibles from acquisitions, restructuring and other costs, and equity-based compensation charges that are required to be recorded under GAAP, but that Macrovision believes are not indicative of Macrovision's core operating results or that are expected to be incurred over a limited period of time. In accordance with Regulation G, a presentation of the most directly comparable GAAP measures is contained on the next slide. Further discussion of the use of non-GAAP financial measures is presented in Macrovision's press release furnished on Form 8-K filed on November 6, 2007.

Standalone Gemstar-TV Guide GAAP Financials

Financials

	FY '06	FY '07 YTD [1]
Revenues	$571M	$472M
GAAP Operating Margin	12%	15%
GAAP EPS	$0.17	$0.42

[1] *FY '07 YTD as of September 30, 2007*

Standalone Gemstar-TV Guide Segment Financial Information

Financials

	FY '06	FY '07 YTD [1]
Revenues ($, millions)	$571	$472
Guidance	$223	$215
Media	$197	$148
Publishing	$151	$109

	FY '06	FY '07 YTD [1]
Adjusted EBITDA ($, millions) [2]	$102	$104
% margin	*18%*	*22%*
Guidance	$136	$144
% margin	*61%*	*67%*
Media	$43	$23
% margin	*22%*	*16%*
Publishing	($42)	($9)
% margin	*na*	*na*
Cross platform	($35)	($54)

(1) FY '07 YTD as of September 30, 2007. (2) Adjusted EBITDA is defined as operating income (loss), excluding stock compensation, depreciation and amortization and impairment of intangible assets. Intersegment revenues and expenses have been eliminated from segment financial information as transactions between reportable segments are excluded from the measure of segment profit and loss reviewed by the chief operating decision maker. The Company believes adjusted EBITDA to be relevant and useful information as adjusted EBITDA is the primary measure used by our chief operating decision maker to evaluate the performance of and make decisions about resource allocation to the segments. Segment information is presented and reconciled to consolidated income from continuing operations before income taxes in accordance with SFAS No. 131 on slide 24.

Gemstar-TV Guide Adjusted EBITDA to Net Income Reconciliation[1]

Financials

($, millions)	FY '06	FY '07 YTD[2]
Adjusted EBITDA (3)	102	104
Stock Compensation	(2)	(3)
Depreciation and Amortization	(33)	(29)
Operating Income	67	72
Interest Income, net	26	19
Other Income, net	1	-
Income from continuing operations before income taxes	94	91
Income tax (expense) benefit	(22)	83
Income from continuing operations	72	174
Income from discontinued operations, net of tax	-	4
Net Income	72	178

(1) This information should be read in the context of the Company's financial statements contained in the Form 10Q for the fiscal quarter ended September 30, 2007 and Form 10K for the fiscal year ended December 31, 2006. (2) FY '07 YTD as of September 30, 2007. (3) Adjusted EBITDA is defined as operating income (loss), excluding stock compensation, depreciation and amortization and impairment of intangible assets. The Company believes adjusted EBITDA to be relevant and useful information as adjusted EBITDA is the primary measure used by our chief operating decision maker to evaluate the performance of and make decisions about resource allocation to the segments.

Creating Stockholder Value

Summary

- One of the largest and most profitable digital media IP licensing & technology solution providers
  - Leadership position in IP and metadata
  - Core skills in security, distribution, and enhancement
- Unique opportunity for independent provider to become leading enabler of digital home entertainment
  - Content owners seeking to maintain control over content, protect investments, increase ROI
  - Service providers must innovate to reduce churn amid convergence
  - CE vendors threatened by global competition; seeking third party software solutions
- Well positioned to capture opportunities across the evolving digital content value chain
  - Distribution of digital media requires many of our security technologies
  - Connected digital media devices require many of our enhancement technologies
    - Able to positively impact value chain at both ends of connection
- Combined customer footprint extends across value chain
  - Device OEMs, cable/satellite/mobile operators, online portals and studios
    - Critical mass necessary to effect change across value chain
- Transaction yields meaningful synergies and a compelling financial model

Business Highlights

Macrovision Business Highlights

MVSN Overview

Headquarters	Santa Clara, California	
Founded	1983	
Segments	Entertainment, Embedded Solutions, Distribution & Commerce, Software	
Selected Customers	Disney, Warner Bros., amazon.com, Motorola, Yahoo!, Dell, Philips, Sony, Scientific Atlanta	
Employees	758 as of September 30, 2007	
	FY 2006 [1]	9 Months YTD [2] 2007
Revenue	$248mm	$199mm
Revenue Breakdown	24% Entertainment 21% Embedded Solutions 8% Distribution & Commerce 47% Software	18% Entertainment 34% Embedded Solutions 8% Distribution & Commerce 40% Software
Patents (primarily protection)	US: 130+ issued / 140+ pending International: 950+ issued / 400+ pending	

[1] *Fiscal year ended December 31st*
[2] *FY '07 YTD as of September 30, 2007*

Core Business Areas

	Entertainment	Commerce	Embedded	Software
				
Products	BD+ RipGuard DVD ACP	AMG Data Services[1] ActiveMARK + SafeDisc Advanced RightAccess RightCommerce	Connected Platform LASSO[1] Tapestry[1] BD+ ACP	Publisher Manager Connect InstallShield AdminStudio
Key Statistics	9 billion protected units	300 Million Discs	700+ HW Licenses 500+M enabled devices	Deployed on 500M+ PCs
Sample Customers	Disney, Fox, Paramount	Yahoo, AOL, Electronic Arts, Vivendi	Sony, Samsung, Philips, Buffalo, Dell, Cisco (SA)	Adobe, Agilent, Autodesk, IBM, Microsoft

[1] *Subject to close of AMG transaction.*

Delivering on the Ecosystem

Content Publishers
- Video
- Games
- Software
- Text

macrovision

Protect

TODAY:
BD+
RightAccess
ActiveMARK
FLEXnet Publisher
FLEXnet Operations
RipGuard
ACP

Enable

TODAY:
Connected Platform
FLEXnet Connect
FLEXnet Delivery
AMG Data Services[1]
LASSO[1]
Tapestry[1]

Distribute

TODAY:
Connected Platform
InstallShield
InstallAnywhere
AdminStudio
Workflow Manager
FLEXnet Manager
ActiveStore
RightCommerce

"Platform"

Consumption Devices
- CE
- Mobile
- Infrastructure
- Other Hardware

Distribution Channels
Telco/Mobile • Portals • Cable/Satellite • eTail/Retail

[1] *Subject to close of AMG transaction.*

Gemstar-TV Guide Business Highlights

GMST Overview

Headquarters	Hollywood, California	
Formed	2000	
Segments	Guidance Technology, Media Networks, Publishing	
Selected Customers	Comcast, DirecTV, EchoStar, Mitsubishi Electric, Samsung, Sky, Sony, Time Warner Cable	
Employees	1,600 as of September 30, 2007	
	FY 2006 [1]	9 Months YTD 2007 [2]
Revenue	$571mm	$472mm
Revenue Breakdown	39% Guidance Technology 34% Media Networks 27% Publishing	46% Guidance Technology 31% Media Networks 23% Publishing
Patents (primarily Video Guidance)	US: 300+ issued / approximately 300 pending International: 900+ issued / approximately 550 pending	

[1] *Fiscal year ended December 31st*
[2] *FY '07 YTD as of September 30, 2007*

Broad Reach







TV GUIDE



	Guidance	Data Solutions	Networks	Publishing
Offerings	• Interactive program guide • Data Solutions • tvguide.com •TV Guide Mobile	•TV metadata	• TV Guide Network • TV Guide SPOT	• TV Guide Magazine
Key Statistics	• 49.5M+ domestic & 13M+ Int'l subscribers* • 25 million CE IPGs shipped worldwide* TV Guide Mobile: In Japan, 19M registered users* Online Networks: 5.4mm unique users***	• Serving over 100M consumer weekly • 1mm+ TV series episodes since 1954 •190K+ movies since 1912 •12K+ channel lineups	• Network: 83M Cable and satellite households***** • SPOT: 29M+ households nationwide*	• 3.2M Weekly circulation**** • 20M+ Estimated weekly readership**

****** Nielsen Q307*
*****GMST Q307/10Q*
**** Nielsen/NetRatings Q307*
*** MRI, 11/07*
** Gemstar statistics*

Key Target Customers

- **Cable and Satellite Operators**
  - Solutions include guidance technology (IPG), IP, and data solutions, advanced advertising
  - Current install based includes: 23mm US Cable HH with Gemstar TVG IPGs & 50mm+ more HH with IPGs under patent license; long term MVSP relationships



- **CE Manufacturers**
  - Solutions include guidance technology (EPG), IP, data solutions
  - 25mm CE IPGs worldwide



- **Consumers**
  - B2B to Consumer
  - Reach consumer with data services, websites, advertising



